UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 4, 2009

IPC Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

0-27662	Not Applicable
(Commission File Number)	(I.R.S. Employer Identification No.)

American International Building 29 Richmond Road Pembroke, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

(441) 298-5100

(Registrant’s telephone number,

including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On June 4, 2009, following negotiations between IPC Holdings, Ltd. (“IPC”) and Max Capital Group, Ltd. (“Max”), IPC, IPC Limited and Max entered into a waiver letter (the “Waiver”) related to certain restrictions in the amalgamation agreement between IPC, Max and IPC Limited dated as of March 1, 2009 and amended on March 5, 2009 (the “Amalgamation Agreement”).

On June 4, 2009, following negotiations between IPC and Max, IPC, IPC Limited and Max entered into the Waiver, affecting the terms of the Amalgamation Agreement . Pursuant to the terms of the Waiver (1) IPC has declared a special, one-time cash dividend (the “Special Dividend”) of $1.50 per IPC common share outstanding, with a record date of June 15, 2009, which will be prior to the effective time, and a payment date to occur one business day after the effective time, conditional on the occurrence of the effective time and subject to applicable law and (2) IPC has declared a special, one-time cash dividend (the “Post-Closing Dividend”) of $1.00 per common share of the combined IPC-Max entity outstanding, with a record date of the twenty-first day after the date on which the effective time occurs (or the first business day thereafter, if such twenty-first day is not a business day) and a payment date one business day after the record date, the payment of which shall be conditional upon the effective time having occurred and subject to applicable law. The exchange ratio previously agreed to will remain the same (i.e., Max shareholders will receive 0.6429 common shares of IPC and cash in lieu of fractional shares in exchange for each Max common share held, unless they exercise appraisal rights pursuant to Bermuda law).

The Waiver also makes certain other technical changes to the Amalgamation Agreement in order to facilitate the special cash dividend. First, IPC has no obligation to coordinate with Max with respect to the payment date for the Special Dividend or the Post-Closing Dividend and Max continues to be bound by all of the restrictions on dividends included in the Amalgamation Agreement. Second, the IPC meeting and Max special meeting may occur on June 12, 2009 as currently scheduled, regardless of the fact that the period during which Max shareholders may require appraisal of the value of their Max common shares will not have ended prior to June 12, 2009. Third, no representation, warranty, agreement or covenant of Max, IPC or IPC Limited in the amalgamation agreement will be considered to be inaccurate or breached as a result of the actions contemplated by the Waiver.

The Waiver is attached to this report as Exhibit 2.1 and the foregoing description is qualified in its entirety by reference to the full text of the Waiver which is incorporated by reference herein.

ITEM 8.01	OTHER EVENTS

On June 4, 2009, IPC issued a press release announcing the execution of the Waiver as well as the Special Dividend and the Post-Closing Dividend.

IPC’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description

Exhibit 2.1	Waiver Letter, dated as of June 4, 2009, among IPC Holdings, Ltd., IPC Limited and Max Capital Group Ltd.

Exhibit 99.1	Press release issued by IPC, dated June 4, 2009.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This report includes statements about future economic performance, finances, expectations, plans and prospects of both IPC Holdings, Ltd. (“IPC”) and Max Capital Group Ltd. (“Max”) that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties, including the risks described in the definitive joint proxy statement/prospectus of IPC and Max that has been filed with the Securities and Exchange Commission (“SEC”) under “Risk Factors,” many of which are difficult to predict and generally beyond the control of IPC and Max, that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please refer to the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by each of IPC or Max, as the case may be, with the SEC. Neither IPC nor Max undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

This report contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on our current plans, estimates and expectations. Some forward-looking statements may be identified by our use of terms such as “believes,” “anticipates,” “intends,” “expects” and similar statements of a future or forward looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this report should not be considered as a representation by us or any other person that our objectives or plans will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding our expectations; (b) the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time; (c) any lowering or loss of financial ratings of any wholly-owned operating subsidiary; (d) the effect of competition on market trends and pricing; (e) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere and continued instability in global credit markets; and (f) other factors set forth in the definitive joint proxy statement/prospectus of IPC and Max, the most recent reports on Form 10-K, Form 10-Q and other documents of IPC or Max, as the case may be, on file with the SEC. Risks and uncertainties relating to the proposed transaction include the risks that: the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; the anticipated benefits of the transaction will not be realized; and/or the proposed transactions will not be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not intend, and are under no obligation, to update any forward looking statement contained in this report.

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT:

This report relates to a business combination transaction between IPC and Max. On May 7, 2009, IPC and Max filed with the SEC a definitive joint proxy statement/prospectus, which was first mailed to shareholders of IPC and Max on May 7, 2009. This report is not a substitute for the definitive joint proxy statement/prospectus that IPC has filed with the SEC or any other document that IPC or Max may file with the SEC or send to their respective shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR

THAT WILL BE FILED WITH THE SEC AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. All such documents, if filed, would be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to IPC, at Jim Bryce, President and Chief Executive Officer, or John Weale, Executive Vice President and Chief Financial Officer, at 441-298-5100, in the case of IPC’s filings or Max, at Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations at 441-295-8800, in the case of Max’s filings.

PARTICIPANTS IN THE SOLICITATION:

IPC and Max and their directors, executive officers and other employees may be deemed to be participants in any solicitation of IPC and Max shareholders, respectively, in connection with the proposed transaction.

Information about IPC’s directors and executive officers is available in the definitive joint proxy statement/prospectus filed with the SEC on May 7, 2009, relating to IPC’s 2009 annual meeting of shareholders; information about Max’s directors and executive officers is available in the Waiver to its annual report on Form 10-K filed with the SEC on April 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC HOLDINGS, LTD.

By	/s/ Melanie J. Saunders
Melanie J. Saunders
Company Secretary

Date: June 4, 2009

EXHIBIT INDEX

Exhibit	Description

Exhibit 2.1	Waiver Letter, dated as of June 4, 2009, among IPC Holdings, Ltd., IPC Limited and Max Capital Group Ltd.

Exhibit 99.1	Press release issued by IPC, dated June 4, 2009.

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